Semi-Annual Report

June 30, 2011

Series B

ING Corporate Leaders Trust Fund

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the fund's investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

TABLE OF CONTENTS

President's Letter	1

Market Perspective	2

Portfolio Managers' Report	4

Report of Independent Registered Public Accounting Firm	5

Statement of Assets and Liabilities	6

Statement of Operations	7

Statements of Changes in Net Assets	8

Financial Highlights	9

Notes to Financial Statements	10

Portfolio of Investments	13

Director/Trustee and Officer Information	14

PROXY VOTING INFORMATION

A description of the policies and procedures that the Trust uses to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.inginvestment.com and (3) on the U.S. Securities and Exchange Commission's ("SEC") website at www.sec.gov. Information regarding how the Trust voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.inginvestment.com and on the SEC's website at www.sec.gov.

PRESIDENT'S LETTER

Market Impact of the S&P Downgrade

Dear Shareholder,

After several weeks of partisan wrangling, Washington was finally able to reach an eleventh-hour agreement to raise the debt ceiling. The deal — which increases the debt ceiling by $2.4 trillion in two stages in exchange for a similar level of spending cuts over ten years — will allow the U.S. Treasury to fund itself in the global capital markets until early 2013 (i.e., shortly after the next presidential election). While the deal averted the worst-possible outcome — a U.S. government default — it left many difficult questions unanswered; namely, which programs will bear the brunt of the spending cuts and what to do about the country's largest fiscal-spending challenges, health care and social security. These concerns, and the fractious debate that led to the debt ceiling increase, prompted Standard & Poor's to downgrade the United States' long-term debt, from AAA to AA+, on August 5.

The markets reacted strongly, taking investors on a roller coaster ride as stocks rose and plunged in the days following the downgrade. Investors already were concerned about evidence of slowing global economic growth; the downgrade refocused attention on the lack of confidence in the developed world and the U.S. in particular. It is possible that the downgrade could lead to higher interest rates over the long term, though we presently see no evidence of this. The Federal Reserve announced on August 9 that it would keep the federal funds target range at 0.00–0.25%, and that economic conditions were likely to warrant exceptionally low levels for the federal funds rate at least through mid-2013. As a result, many forecasters expect any long-term increase in interest rates to be relatively modest.

Nonetheless, we are concerned about the tightening of financial conditions caused by the equity sell-off and its effects on business and consumer confidence. Falling markets can lead to a pull-back by consumers and cause the economy to slow further. How can you protect yourself as an investor? Diversify across the globe. Don't give up on the U.S. — we are still one of the most dynamic players on the world stage — but seek to spread your risks as widely as possible. Ask your financial advisor to help you devise a plan to optimize your portfolio's diversification.

Thank you for your confidence in ING Funds. It is our privilege to serve your investment needs, and we look forward to continuing to do so in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
August 12, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund's investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2011

In our last report we noted that investor sentiment had turned distinctly positive, despite lingering concerns. By early May, investors seemed to have shrugged off these and two additional, unforeseeable crises, pushing global equities in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below) up by 6%. But then doubts set in and as late as June 24 the index was down for the year, before a dramatic recovery in the last four days led to a return of 2.92% for the six-month period. (The MSCI World IndexSM returned 5.29% for the six-month period, measured in U.S. dollars.)

In the U.S. the year started off well enough, until economic and other news started to deteriorate.

By April 2011, the unemployment rate had improved to 8.8%, the lowest in 24 months, with more than 200,000 new private sector jobs being created monthly. But in May the rise in non-farm payrolls fell to just 54,000 and the unemployment rate rebounded to 9.1%, with 45.1% of those affected unemployed for more than 26 weeks.

Gross Domestic Product ("GDP") growth, having accelerated to 3.1% (annualized), dropped to 1.9% in the latest quarter. By April 2011, consumer spending had scored ten straight monthly increases, but was losing momentum. In May, growth in spending stalled all together and in real terms was in decline. Purchasing managers' indices initially signaled the busiest manufacturing and service sectors in five years, but then fell back.

In housing, sales of new and existing homes which had slumped after the expiry in April 2010 of a program of tax credits for home buyers, seemed to be stabilizing at low levels. But by May both were in decline again. The main disappointment however, was the confirmation in May of the "double dip" in housing prices, when the S&P/Case-Shiller 20-City Composite Home Price Index slipped below the trough recorded in April 2009. The index level reported in June was last seen in early 2003 and stood nearly one third below the peak of July 2006.

A slowdown of sorts was also taking place in China. Its economy grew at 10.3% in 2010, displacing Japan as the world's second largest economy and the U.S. as the world's biggest manufacturer. But such fast development has brought growth-threatening imbalances, including inflation above 5% and a housing bubble. The Bank of China increased banks' reserve ratio requirements six times and raised interest rates twice in the first half of 2011, and by the end, the closely watched Chinese purchasing managers' index was registering near-stagnation.

Arguably the largest single depressant to investors' risk appetite was renewed anxiety about euro zone sovereign debt. Chronically low-growth Portugal became the third country in a year to request a bail-out. More importantly it became evident that the austerity measures imposed on Greece as a condition of its 2010 bail-out had not reduced its budget deficit sufficiently. Euro zone leaders' openly bickered about what to do. Finally, in the last few days of June, the Greek parliament approved a new austerity and privatization package and tensions eased.

Other events moved markets — at least for a while. In January, popular revolt erupted in North Africa. By March, Libya, a significant oil producer, was effectively in a civil war, helping to lift the price of oil temporarily above $100 per barrel. The massive earthquake and tsunami that hit Japan on March 11 caused surprisingly extensive disruption of global supplies of electrical and digital components. Five days later global equities briefly touched their low point of the year.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds rose 2.72% for the six-month period, mostly in April and May. Within this, the Barclays Capital U.S. Treasury Index returned 2.22%, underperforming the 3.16% on the Barclays Capital Corporate Investment Grade Bond Index for the six-month period. The Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index did better still, with a return of 4.98% for the six-month period.

U.S. equities, represented by the S&P 500® Index, including dividends, returned 6.02% for the six-month period, adding just 10 basis points after the best first quarter since 1998. Investors shrugged off the June 30th end of QE2, the program of quantitative easing announced last August, as the Greek debt crisis receded. The operating earnings of S&P 500® companies in the second quarter were on the cusp of beating their all time record of exactly four years earlier and, on that basis at least, valuations looked undemanding.

In currencies, euro zone angst during the six-month period vied with the perceived dollar-negative threat of another energy crisis. The U.S. dollar benefited periodically from safe haven status. But markets ended the quarter in a more sanguine mood and with the European Central Bank now raising interest rates, the U.S. dollar ultimately fell 7.91% against the euro, 3.43% against the pound and even lost 0.69% to the yen for the six-month period.

Internationally, the MSCI Japan® Index lost 5.16% for the six-month period, weighed down by the disruptive aftermath of natural disaster, as the economy re-entered recession. The MSCI Europe ex UK® Index returned 2.13% for the six-month period, boosted by a gain of 4.29% in the last four days. Market returns did not necessarily follow the pattern of the two-tier economy that had developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. As in the U.S., measures of business activity and confidence deteriorated as the quarter ended. The MSCI UK® Index added 2.95% for the six-month period, defying the prospect of severe public spending cuts intended to eliminate an 11% budget deficit, GDP that had not grown from its mid 2010 level and inflation at 4.5%.

Parentheses denote a negative number.

Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Trust's performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.inginvestment.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond—2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ING CORPORATE LEADERS TRUST FUND

PORTFOLIO MANAGERS' REPORT

Portfolio Management Team: The portfolio is not actively managed.

Goal: ING Corporate Leaders Trust Fund (the "Trust") seeks long term capital growth and income through investment generally in an equal number of shares of the common stock of a fixed list of American blue-chip corporations.

Performance: For the six-month period ended June 30, 2011 the Trust returned 11.38%,net of fees and expenses, compared to the S&P 500® Index, which returned 6.02% for the same period.

Portfolio Specifics: Having exposure to energy, materials and industrial stocks benefited performance. In particular, the Trust benefited by owning oil and gas companies such as Marathon Oil Corp., Exxon Mobil Corp. and Chevron Corp. In materials, owning Praxair, Inc. benefited returns, while Union Pacific Corp. was our top performer among industrials. Additionally, owning consumer discretionary companies such as CBS Corp. and Viacom, Inc. also added returns. In contrast, positions in Berkshire Hathaway Inc., Procter & Gamble Co. and International Business Machines Corp. significantly detracted from results for the period.

Within financials not owning stocks such as Bank of America Corp., Citigroup, Inc. and Wells Fargo & Co. contributed to relative returns as financials lagged the broader market for the period.

Outlook and Current Strategy: We are encouraged by the long term outlook for the Trust given its holdings of what we believe are high quality, well respected leaders in their industries and strong market positions. We believe these companies are well positioned relatively to withstand this economic downturn as they generally have access to capital, solid cash reserves, global exposure and diverse business lines.

Industry Allocation
as of June 30, 2011

(as a percentage of net assets)

Energy	31.0%
Industrials	17.5%
Materials	16.5%
Consumer Discretionary	10.7%
Financials	8.9%
Utilities	7.3%
Consumer Staples	5.8%
Telecommunication Services	1.2%
Other Assets and Liabilities - Net	1.1%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

Top Ten Holdings
as of June 30, 2011
(as a percentage of net assets)

ExxonMobil Corp.	16.6%
Union Pacific Corp.	10.9%
Praxair, Inc.	10.0%
Chevron Corp.	9.3%
Berkshire Hathaway, Inc.	8.9%
Procter & Gamble Co.	5.8%
Marathon Oil Corp.	5.1%
Fortune Brands, Inc.	4.0%
Honeywell International, Inc.	3.7%
EI Du Pont de Nemours & Co.	3.4%

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Participation Holders and Trustee
ING Corporate Leaders Trust Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of ING Corporate Leaders Trust Fund — Series "B", a series of ING Corporate Leaders Trust Fund, as of June 30, 2011, and the related statement of operations for the six month period then ended, the statement of changes in net assets for the six months then ended and the year ended December 31, 2010, and the financial highlights for the six months then ended and each of the years in the five-year period ended December 31, 2010. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2011 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ING Corporate Leaders Trust Fund — Series "B" as of June 30, 2011, the results of its operations, the changes in its net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
August 24, 2011

STATEMENT OF ASSETS AND LIABILITIES AS OF JUNE 30, 2011

ASSETS:
Investments in securities at value (identified cost $417,853,681)	$574,362,428
Cash (Note 2)	6,199,787
Receivables:
Participations sold	2,626,551
Dividends	638,518
Prepaid expenses	41,339
Total assets	583,868,623
LIABILITIES:
Payable for investment securities purchased	1,413,139
Payable for participations redeemed	558,434
Distributions payable	730,800
Accrued Sponsor's maintenance fees payable	185,874
Payable for custody and accounting fees	24,645
Payable for shareholder reporting expense	40,839
Payable for professional fees	75,629
Payable for transfer agent fees	66,515
Other accrued expenses and liabilities	2,145
Total liabilities	3,098,020
NET ASSETS:
Balance applicable to participations at June 30, 2011, equivalent to $22.43 per participation on 25,892,761 participations outstanding	$580,770,603

See Accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2011

INVESTMENT INCOME:
Dividends	$5,866,985
Total investment income	5,866,985
EXPENSES:
Sponsor maintenance fees (Note 4)	1,031,183
Transfer agent fees	126,785
Shareholder reporting expense	34,571
Registration and filing fees	32,215
Professional fees	42,597
Custody and accounting expense (Note 4)	31,661
Miscellaneous expense	1,267
Total expenses	1,300,279
Net investment income	4,566,706
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	2,757,955
Net change in unrealized appreciation on investments	43,716,194
Net realized and unrealized gain on investments	46,474,149
Increase in net assets resulting from operations	$51,040,855

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2011	Year Ended December 31, 2010
FROM OPERATIONS:
Net investment income	$4,566,706	$7,348,027
Net realized gain(loss) on investments	2,757,955	25,258,799
Net change in unrealized appreciation or depreciation on investments	43,716,194	40,954,852
Increase in net assets resulting from operations	51,040,855	73,561,678
FROM DISTRIBUTIONS TO PARTICIPATIONS:
Net investment income	(4,338,583)	(7,507,173)
Net realized gains	—	(4,992,762)
Return of capital	—	—
Total distributions	(4,338,583)	(12,499,935)
FROM PARTICIPATION TRANSACTIONS:
Net proceeds from sale of participations	155,306,225	54,659,883
Reinvestment of distributions	3,608,638	10,576,710
	158,914,863	65,236,593
Cost of participations redeemed	(50,509,847)	(81,644,939)
Net increase (decrease) in net assets resulting from participation transactions	108,405,016	(16,408,346)
Net increase in net assets	155,107,288	44,653,397
NET ASSETS:
Beginning of year (period)	425,663,315	381,009,918
End of year (period)	$580,770,603	$425,663,315

See Accompanying Notes to Financial Statements

ING CORPORATE LEADERS TRUST FUND, SERIES B

FINANCIAL HIGHLIGHTS

Selected data for a participation outstanding throughout each year or period.

		Six Months Ended June 30,	Year Ended December 31,
		2011	2010	2009		2008	2007		2006
Per Participation Operating Performance:
Net asset value, beginning of year/period	$	20.29	17.34	16.11		22.98	21.97		18.67
Income (loss) from investment operations:
Net investment income	$	0.19 *	0.34	0.37	*	0.48	0.40	*	0.39	*
Net realized and unrealized gain (loss) on investments	$	2.12	3.23	1.53		(7.15)	1.95		3.31
Total income (loss) from investment operations	$	2.31	3.57	1.90		(6.67)	2.35		3.70
Less distributions/allocations from:
Net investment income	$	0.17	0.37	0.62		0.20	0.38		0.40
Net realized gains	$	—	0.25	—		0.00 **	0.51		—
Tax return of capital	$	—	—	0.05		—	0.45		—
Total distributions/allocations	$	0.17	0.62	0.67		0.20	1.34		0.40
Net asset value, end of year/period	$	22.43	20.29	17.34		16.11	22.98		21.97
Total Return(1)%		11.38	21.19	12.15		(29.25)	10.82		19.98
Ratios and Supplemental Data:
Net assets, end of year/period (000's)	$	580,771	425,663	381,010		364,244	461,324		400,585
Ratios to average net assets:
Expenses	%	0.50	0.54	0.59		0.51	0.49		0.49
Net investment income	%	1.77	1.95	2.40		2.15	1.75		1.97

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain and return of capital distributions/allocations at net asset value.

*  Calculated using average number of participations outstanding throughout the period.

**  Amount is less than $0.005.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011

NOTE 1 — NATURE OF BUSINESS AND BASIS OF PRESENTATION

ING Corporate Leaders Trust Fund (the "Trust"), is an unincorporated Unit Investment Trust registered as such with the Securities and Exchange Commission ("SEC"). Series B commenced operations in 1941 as a series of the Trust, which was created under a Trust Indenture dated November 18, 1935, as amended.

The Trust is comprised of a Trust Fund ("Trust Fund") and a Distributive Fund ("Distributive Fund"). The Trust Fund is composed of stock units, each unit consisting of one share of common stock of each of the twenty-one corporations (except with respect to shares received from spin-offs of existing portfolio securities — see discussion below) and such cash as may be available for the purchase of stock units. Cash received on sales of participations (excluding the portion thereof, if any, attributable to the value of, and therefore deposited in, the Distributive Fund), including distributions by the Trust which are reinvested in additional participations under the Distribution Reinvestment Program described herein, is held in the Trust Fund without interest until receipt of sufficient cash to purchase at least one hundred stock units. To the extent monies remain uninvested in the Trust, the Bank of New York Mellon ("the Trustee") serving as Trustee for the Trust, will derive a benefit therefrom.

All dividends and any other cash distributions received by the Trust with respect to the common stock held in the Trust Fund are deposited in the Distributive Fund. Any non-cash distributions received by the Trust with respect to the common stock held in the Trust Fund (excluding additional shares of common stock received upon a stock split which shall remain assets of the Trust Fund) are sold by the Trustee and the proceeds of sale are deposited in the Distributive Fund. The Trustee may invest the funds deposited in the Distributive Fund in debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in repurchase agreements collateralized by such U.S. government obligations, which mature prior, and as close as practicable, to the next Distribution Date. The interest earned on such investments is also deposited in the Distributive Fund. Fees and expenses of the Trust are paid from the Distributive Fund. The Trustee may from time to time set aside out of the Distributive Fund a reserve for payments of taxes or other governmental charges.

On each Distribution Date, the Trustee uses the money in the Distributive Fund to purchase additional participations for participants under the distribution reinvestment program unless the participant has elected to receive his distribution in cash.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.  Valuation of Securities. All investments in securities are recorded at their estimated fair value, as described below. Investments are stated at value based on the last sale price on the principal exchange on which the security is traded prior to the time the Trust's assets are valued. Investments for which no sale is reported, or which are traded over-the-counter, are valued at the mean between bid and ask prices. Investments in securities maturing in 60 days or less are valued at amortized cost which approximates market value.

Fair value is defined as the price that the Trust would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Trust is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the sub-adviser's judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Trust's investments under these levels of classification is included following the Portfolio of Investments. For the six months ended June 30, 2011, there have been no significant changes to the fair valuation methodologies.

B.  Income Taxes. No provision for Federal income taxes is made since the Trust, under applicable provisions of the Internal Revenue Code, is trusted as a Grantor Trust and all its income is taxable to the holders of participations. Management has considered the sustainability of the Trust's tax positions taken on federal income tax returns for all open tax years in making this determination. At June 30, 2011, the cost of the Trust's portfolio of investments for tax purposes was $417,853,681.

As of June 30, 2011, the tax basis net unrealized appreciation of portfolio securities was $156,508,747, comprised of unrealized appreciation

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

of $170,761,719 and unrealized depreciation of $14,252,972.

As of June 30, 2011, no provision for income tax would be required in the Trust's financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Trust's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

C.  Distributions to Participation Holders. Semi-annual distributions will be reinvested at net asset value in additional participations of the Trust unless the Participant notifies the Trustee to pay such distributions in cash.

D.  Security Transactions & Revenue Recognition. Cost of the investment securities, as well as realized security gains and losses are based on the average cost basis. Investment transactions are recorded on the trade date basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

E.  Accounting Estimates. The preparation of financial statements in accordance with U.S. generally accepted accounting principles for investment companies requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

F.  Restricted Cash. All cash held in the distributable fund throughout the period is intended solely for distributions.

G.  Indemnifications. In the normal course of business, the Trust may enter into contracts that provide certain indemnifications. The Trust's maximum exposure under these arrangements is dependent on future claims that may be made against the Trust and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

(1)  A portion of this dividend was taxable in 2008 and was reported as such on the shareholder's Form 1041.

NOTE 3 — DISTRIBUTIONS/ALLOCATIONS

For the six months ended June 30, 2011, distributions from net investment income were $4,338,583, equivalent to $0.17 per participation. For the year ended December 31, 2010, distributions from net investment income were $7,507,173, equivalent to $0.37 per participation.

For the six months ended June 30, 2011, there were no distributions of net realized gains. For the year ended December 31, 2010, the distributions of net realized gains were $4,992,762 equivalent to $0.25 per participation.

For the six months ended June 30, 2011, there were no distributions of tax return of capital. For the year ended December 31, 2010, there were no distributions of tax return of capital.

The distributions/allocations presented above do not reflect the reinvestment, if any, of that portion from the sale of securities (other than stock units) representing the cost of the securities sold which is distributed and then reinvested in additional participations. In addition, any gain on the sale of stock units to provide funds for the redemption of participations is non-distributable and remains a part of the Trust Fund.

Effective June 1, 1998, the Trust amended its Trust indenture requiring that additional shares of common stocks received as a result of a stock split shall remain assets of the Trust.

NOTE 4 — TRUSTEE, SPONSOR AND OTHER RELATED PARTY FEES

The Trustee receives an annual Trustee fee, as well as fees for acting as custodian and for providing portfolio accounting and record keeping services, which aggregated to $31,661 for the six months ended June 30, 2011.

ING Investments, LLC (the "Sponsor") serves as sponsor to the Trust. The Trust pays a maintenance fee to the Sponsor equal, on an annual basis, to 0.40% of the average daily net assets of the Trust.

NOTE 5 — INVESTMENT TRANSACTIONS

For the six months ended June 30, 2011, the cost of purchases and proceeds of sales of investment securities were $112,926,528 and $7,248,005 respectively.

The cost of investment securities as well as realized security gains and losses are based on the identified cost basis. The cost of investments for Federal income taxes is the same as that reported in the Trust's financial statements.

NOTES TO FINANCIAL STATEMENTS AS OF JUNE 30, 2011 (CONTINUED)

NOTE 6 — SOURCE OF NET ASSETS

As of June 30, 2011, the Trust's net assets were comprised of the following amounts:

Capital contributions and non-distributable realized gains retained in Trust Fund	$421,351,095
Net unrealized appreciation in value of securities	156,508,747
Trust Fund	577,859,842
Distributable fund	2,910,761
Total net assets	$580,770,603

NOTE 7 — PARTICIPATIONS ISSUED AND REDEEMED

During the periods indicated, participations were issued and redeemed as follows:

	Number of Participations
	Six Months Ended June 30, 2011	Year Ended December 31, 2010
Issued on payments from holders	7,049,174	2,921,338
Issued on reinvestment of dividends and distributions/ allocations	160,867	612,402
Redeemed	(2,299,774)	(4,521,463)
Net increase (decrease)	4,910,267	(987,723)

NOTE 8 — SUBSEQUENT EVENTS

The Trust has evaluated events occurring after the Statement of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING CORPORATE LEADERS TRUST FUND  PORTFOLIO OF INVESTMENTS

SERIES B  AS OF JUNE 30, 2011

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.9%
	Consumer Discretionary: 10.7%
256,338		CBS Corp. - Class B	$7,303,070	1.3
342,021		Comcast Corp. - Class A	8,666,812	1.5
362,138		Eastman Kodak Co.	1,296,454	0.2
362,138		Foot Locker, Inc.	8,604,399	1.5
362,138		Fortune Brands, Inc.	23,093,540	4.0
256,338		Viacom - Class B	13,073,238	2.2
			62,037,513	10.7
	Consumer Staples: 5.8%
526,338		Procter & Gamble Co.	33,459,307	5.8
	Energy: 31.0%
527,738		Chevron Corp.	54,272,576	9.3
1,187,038		ExxonMobil Corp.	96,601,152	16.6
556,438		Marathon Oil Corp.	29,313,154	5.1
			180,186,882	31.0
	Financials: 8.9%
665,630		Berkshire Hathaway, Inc.	51,513,106	8.9
	Industrials: 17.5%
897,938		General Electric Co.	16,935,111	2.9
362,138		Honeywell International, Inc.	21,579,803	3.7
605,038		Union Pacific Corp.	63,165,967	10.9
			101,680,881	17.5

Shares			Value	Percent of Net Assets
	Materials: 16.5%
508,105		Dow Chemical Co.	$18,291,780	3.1
362,138		EI Du Pont de Nemours & Co.	19,573,559	3.4
535,638		Praxair, Inc.	58,057,803	10.0
			95,923,142	16.5
	Telecommunication Services: 1.2%
220,535		AT&T, Inc.	6,927,004	1.2
	Utilities: 7.3%
362,138		Ameren Corp.	10,444,060	1.8
362,138		Consolidated Edison, Inc.	19,280,227	3.3
637,546		NiSource, Inc.	12,910,306	2.2
			42,634,593	7.3
		Total Common Stock (Cost $417,853,681)	574,362,428	98.9
		Assets in Excess of Other Liabilities	6,408,175	1.1
		Net Assets	$580,770,603	100.0

*  Cost for federal income tax purposes is $417,853,681.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$170,761,719
Gross Unrealized Depreciation	(14,252,972)
Net Unrealized appreciation	$156,508,747

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of June 30, 2011 in valuing the assets and liabilities:

	in Active Markets for Identical Investments (Level 1)	Significant Quoted Prices Observable Inputs (Level 2)	Other Unobservable Inputs (Level 3)	Significant Fair Value at 6/30/2011
Asset Table
Investments, at value
Common Stock*	$574,362,428	$—	$—	$574,362,428
Total Investments, at value	$574,362,428	$—	$—	$574,362,428

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

There were no significant transfers between Level 1 and 2 during the period ended June 30, 2011.

See Accompanying Notes to Financial Statements

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The Bank of New York Mellon serves as Trustee for the Trust. The Trust does not have a Board of Directors/Trustees nor does it have any Officers.

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ING Investments Distributor, LLC offers the funds listed below. Before investing in a fund, shareholders should carefully review the fund's prospectus. Investors may obtain a copy of a prospectus of any ING Fund by calling (800) 992-0180 or by going to www.inginvestment.com.

Domestic Equity and Income Funds

ING Core Equity Research Fund

ING Real Estate Fund

Domestic Equity Funds-of-Funds

ING Capital Allocation Fund

Domestic Equity Growth Funds

ING Corporate Leaders 100 Fund

ING Equity Dividend Fund

ING Growth Opportunities Fund

ING MidCap Opportunities Fund

ING Small Company Fund

ING SmallCap Opportunities Fund

ING Tactical Asset Allocation Fund

Domestic Equity Index Funds

ING Index Plus LargeCap Fund

ING Index Plus MidCap Fund

ING Index Plus SmallCap Fund

Domestic Equity Value Funds

ING Value Choice Fund

Fixed-Income Funds

ING GNMA Income Fund

ING High Yield Bond Fund

ING Intermediate Bond Fund

Global Equity Funds

ING Global Equity Dividend Fund

ING Global Natural Resources Fund

ING Global Opportunities Fund

ING Global Real Estate Fund

ING Global Value Choice Fund

International Equity Funds

ING Alternative Beta Fund

ING Emerging Countries Fund

ING Greater China Fund

ING Index Plus International Equity Fund

ING International Capital Appreciation Fund

ING International Core Fund

ING International Growth Fund

ING International Real Estate Fund

ING International SmallCap Multi-Manager Fund

ING International Value Fund

ING International Value Choice Fund

ING Russia Fund

Global and International Fixed-Income Fund

ING Global Bond Fund

International Funds-of-Funds

ING Diversified International Fund

ING Global Target Payment Fund

Loan Participation Funds

ING Senior Income Fund

ING Floating Rate Fund

Money Market Fund*

ING Money Market Fund

*  An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sponsor

ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Trustee/Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

SAR-CLTB (0630-082211)